UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.  )

Filed by the Registrant ☒	Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

JERNIGAN CAPITAL, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

Jernigan Capital, Inc.

NOTICE OF CHANGE OF LOCATION
OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON TUESDAY, APRIL 28, 2020

The following Notice of Change of Location relates to the proxy statement (the “Proxy Statement”) of Jernigan Capital, Inc. (the “Company”), dated March 19, 2020, furnished to stockholders of the Company in connection with the solicitation of proxies by the Board of Directors of the Company for use at the Annual Meeting of Stockholders to be held on Tuesday, April 28, 2020 at 8:00 a.m. Central Daylight Time. This Supplement is being filed with the Securities and Exchange Commission and is being made available to shareholders on or about April 17, 2020.

THE NOTICE SHOULD BE READ IN CONJUNCTION WITH THE PROXY STATEMENT.

Jernigan Capital Announces Change to Virtual Format for 2020 Annual Meeting of Stockholders

MEMPHIS, Tennessee, April 17, 2020 / Business Wire / Jernigan Capital, Inc. (NYSE: JCAP) announced today that, due to the ongoing COVID-19 pandemic and in order to continue to abide by social distancing orders issued by the City of Memphis and otherwise to protect the health and safety of employees, stockholders and the greater community, its 2020 Annual Meeting of Stockholders (the “Annual Meeting”) will change to an audio, virtual-only format. The date and time of the Annual Meeting will not change and will take place at 8:00 a.m. Central Daylight Time on April 28, 2020. There also is no change to the items of business to be addressed at the meeting, which are described in Jernigan Capital’s proxy materials as previously distributed.

Jernigan Capital urges stockholders to vote and submit proxies in advance of the Annual Meeting by one of the methods described in the proxy materials for the Annual Meeting. For additional information regarding how stockholders may access, vote and participate in the Annual Meeting, please refer to Jernigan Capital’s supplemental proxy materials filed today and the proxy materials previously filed with the Securities and Exchange Commission. The proxy materials for the Annual Meeting are available at www.proxyvote.com. The proxy card and voting instruction form included with the previously distributed proxy materials will not be updated to reflect the change in location of the meeting, but they may continue to be used to vote your shares on the proposals to be presented at the virtual Annual Meeting. Stockholders who have previously voted do not need to take any further action. Only stockholders with a valid 16-digit control number will be able to attend the Annual Meeting and vote and submit questions at the Annual Meeting.

Although the Annual Meeting will be held in a virtual-only format this year, Jernigan Capital remains committed to stockholder engagement and currently intends to return to an in-person annual meeting for future annual meetings under normal circumstances.

Attending the Annual Meeting

Stockholders will not be able to attend the Annual Meeting in person. Instead, stockholders should follow the instructions provided below to attend the virtual Annual Meeting. Stockholders who attend the virtual Annual Meeting by following the instructions below will have an opportunity to vote and to submit questions electronically during the meeting.

•
Stockholders of Record: If you were a stockholder of record of common stock or Series A preferred stock of Jernigan Capital at the close of business on March 9, 2020 (i.e. your shares are held in your own name in the records of Jernigan Capital’s transfer agent, American Stock Transfer & Trust Company, LLC (“AST”)), you can attend the virtual Annual Meeting by visiting https://web.lumiagm.com/220790433 and entering the first 13 digits of the 16-digit control number previously provided to you in your proxy materials. The password for the virtual meeting is Jernigan2020!. If you are a stockholder of record and you have misplaced your control number, please call AST at (877) 773-6772.

•
Beneficial Owners: If you were a beneficial owner of common stock of Jernigan Capital at the close of business on March 9, 2020 (i.e. you hold your shares in “street name” through an intermediary, such as a bank, broker or other nominee), to attend the virtual Annual Meeting you must follow the steps below in order to register in advance of the virtual Annual Meeting by doing the following:

o	Obtain a legal proxy from the bank, broker or other nominee that is the record holder of your shares.

o
Submit a request for registration to AST (1) by email to proxy@astfinancial.com, (2) by facsimile to (718) 765-8730 or (3) by mail to American Stock Transfer & Trust Company, LLC, Attn: Proxy Tabulation Department, 6201 15th Avenue, Brooklyn, NY 11219. Requests for registration and submission of legal proxies should be labeled as “Legal Proxy”.

o
AST will then provide you with a new control number that will give you access to the Annual Meeting. Once you have obtained your control number, please follow the steps set forth above for stockholders of record to attend the virtual Annual Meeting. Once you are admitted you will have the ability to vote your shares during the Annual Meeting.

Obtaining a legal proxy may take several days and stockholders are advised to register as far in advance as possible. We can provide no assurances that registration requests will be processed if they are not submitted by 5:00 p.m. Eastern Daylight Time on April 23, 2020.

Submitting Questions

Prior to the Annual Meeting, stockholders may submit any questions in advance by emailing investorrelations@jernigancapital.com. On the day of, and during the question and answer portion of the Annual Meeting, stockholders will also be able to submit questions through the platform being used for the Annual Meeting. Additional information regarding the ability of stockholders to ask questions during the 2020 Annual Meeting, related rules of conduct and other materials for the 2020 Annual Meeting will be available at https://go.lumiglobal.com/faq.

After the business portion of the Annual Meeting, we will hold a question answer session during which we intend to answer appropriate questions submitted prior to or during the Annual Meeting that are pertinent to Jernigan Capital, as time permits.

Technical Assistance

We encourage you to access the Annual Meeting prior to the start time. Online check-in will begin at 7:30 a.m. Central Daylight Time, and you should allow ample time for the check-in procedures. We will have technicians ready to assist you with any technical difficulties before the virtual Annual Meeting begins. Stockholders of record and beneficial owners should call AST at (877) 773-6772 with any questions about attending the virtual Annual Meeting. If you encounter any difficulty accessing the virtual Annual Meeting, please visit https://go.lumiglobal.com/faq for assistance.

The virtual Annual Meeting platform is fully supported across browsers (Internet Explorer, Firefox, Chrome and Safari) and devices (desktops, laptops, tablets and cell phones) running the most updated version of applicable software and plugins. Participants should ensure that they have a strong Internet connection wherever they intend to participate in the Annual Meeting. Participants should also give themselves plenty of time to log in and ensure that they can hear streaming audio prior to the start of the Annual Meeting.

About Jernigan Capital, Inc.

Jernigan Capital is a New York Stock Exchange-listed real estate investment trust (NYSE: JCAP) that provides debt and equity capital to private developers, owners and operators of self-storage facilities with a view to eventual outright ownership of facilities we finance. Our mission is to maximize shareholder value by accumulating a multi-billion dollar investment portfolio consisting of the newest, most attractive and best located self-storage facilities in the United States through a talented and experienced team demonstrating the highest levels of integrity, dedication, excellence and community.

Contact:
Jernigan Capital, Inc.
David Corak
(901) 567-9580
Investorrelations@jernigancapital.com

By Order of the Board of
Directors

Kelly P. Luttrell
Corporate Secretary

Memphis, Tennessee
April 17, 2020

The Annual Meeting will be held on Tuesday, April 28, 2020 at 8:00 a.m. Central Daylight Time at https://web.lumiagm.com/220790433.

The proxy materials are available at http://www.proxyvote.com.